PROSPECTUS
DECEMBER 21, 1998


                                LOCAL FUND SHARES
                          NATIONWIDE S&P 500 INDEX FUND
                         FOR INFORMATION AND ASSISTANCE
                         CALL TOLL FREE 1 (800) 848-0920



Nationwide S&P 500 Index Fund (the "Fund") is a non-diversified portfolio of Nationwide Investing Foundation III (the "Trust"). The Trust is an open-end management investment company organized as a business trust under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997. The Trust currently offers shares in fourteen additional separate portfolios or series, each with its own investment objective. The Fund offers three classes of shares:
Class R, Class Y and Local Fund Shares. This Prospectus relates only to the Local Fund Shares of the Nationwide S&P 500 Index Fund. The Local Fund Shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc. ("NAS" or the "Adviser"), the Fund's investment adviser.


The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated December 21, 1998 has been filed with the Securities and Exchange Commission. You may obtain a copy without charge by calling (800) 848-0920, or writing Nationwide Advisory Services, Three Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DATED DECEMBER 21, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Local Fund Shares of the Fund may be sold to other open-end investment companies (each a "Fund of Funds") created by NAS. Each Fund of Funds, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Fund of Funds at any time at net asset value.



SUMMARY OF EXPENSES

Shareholder Transaction Expenses                            None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(1)                                          0.02%
12b-1 Fees                                                  0.07%
Other Expenses (after waiver)(1)(2)                         0.26%
                                                            ----

Total Operating Expenses (after waiver)(1)                  0.35%


--------

1 Until further written notice to Shareholders, the Adviser has agreed with the Trust to waive management fees, and if necessary, reimburse expenses incurred by the Class to the extent necessary to limit the total expense ratio of the Local Fund Shares to a maximum of .35% of the average net assets of such Class. Without fee waivers or expense reimbursements, it is estimated that "Management Fees," "Other Expenses" and "Total Operating Expenses" would be 0.13%, 0.34% and 0.54%, respectively.

2 "Other Expenses" are based upon estimates for the fiscal year ending October 31, 1999.

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example:
                                                               1 year            3 years
                                                               ------            -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.                      $  4             $  11




THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.

FINANCIAL HIGHLIGHTS


The following Financial Highlights for the period from July 24, 1998 (date of commencement of operations) through October 31, 1998 have been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report therein together with the financial statements appear in the Statement of Additional Information.


The Fund's Statement of Additional Information and the Annual Report which contain further information about the Fund's performance, may be obtained free of charge by calling 1-800-848-0920.

                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1998(c)


                                                                                          LOCAL
                                                                                      FUND SHARES

NET ASSET VALUE - BEGINNING OF PERIOD                                                      $10.00
    Net investment income                                                                    0.04
    Net realized gain (loss) and unrealized appreciation (depreciation)                     (0.35)
         Total from investment operations                                                   (0.31)
    Dividends from net investment income                                                    (0.03)
    Distributions from net realized gain from investment transactions                         --
         Total distributions                                                                (0.03)
         Net increase (decrease) in net asset value                                         (0.34)
NET ASSET VALUE - END OF PERIOD                                                           $  9.66
    Total Return (a)                                                                        (3.08%)
    Net Assets, End of Period (000)                                                       $22,325
    Ratio of expenses to average net assets (b)                                              0.35%
    Ratio of expenses to average net assets* (b)                                             0.64%
    Ratio of net investment income to average net assets (b)                                 1.55%
    Ratio of net investments income to average net assets* (b)                               1.26%
    Portfolio turnover                                                                       3.07%
-------------------------------------------------------------------------------------------------

  *   Ratios calculated as if no expenses were reimbursed or fees waived
 (a)  Not annualized
 (b)  Annualized
 (c)  For the period from July 24, 1998 (commencement of operations) through October 31, 1998


INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index.***

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard &

___________________
***"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

Poor's ("S&P") chooses the stocks to be included in the Index based on a number of criteria including industry group representations, market value, economic sector and operating/financial condition. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below, and in any event, at least 80% of the Fund's net assets will be invested in stocks comprising the Index. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in stocks, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of July 14, 1998, approximately 56% of the Index was composed of the 50 largest companies. The Fund's subadviser generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trust's Board of Trustees may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund's subadviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

There can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is fundamental and shareholder approval is required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST - MANAGEMENT OF THE FUND-THE SUBADIVSER" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). Derivatives are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based on either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in the value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.


Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts and related options for hedging purposes without limit, but it is anticipated that the Fund's investments in stock index futures and related options and other derivatives will not exceed 20% of the Fund's total assets. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.


Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times, since it may not be possible to liquidate a derivative position.

The successful use of a derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transaction and the instrument being hedged.

BORROWING MONEY- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.


LENDING PORTFOLIO SECURITIES - The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loaned and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 Act, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. The Fund is not so limited. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or sector. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government Securities.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time, all of the Trustees may not have been elected by the Shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, the Adviser, which is located at Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the Subadviser and any future subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets.


The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.


THE SUBADVISER - Subject to the supervision of the Adviser and the Board of Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on assets up to $250 million
         .06% on assets of $250 million up to $500 million
         .05% on assets of $500 million up to $1 billion
         .04% on assets of $1 billion and more.

Below is a brief description of the Subadviser.



THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.


DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate the Distributor, Nationwide Advisory Services, Inc. ("NAS") for expenses associated with distribution of its shares. Under the Plan, the Fund pays NAS compensation accrued daily and paid monthly at a maximum rate of .07% of the Fund's average daily net assets. Distribution expenses paid by NAS may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

OTHER SERVICES

Under the terms of the Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

The Distributor, Nationwide Advisory Services, Inc. is located at Three Nationwide Plaza, Columbus, Ohio 43215.

The Transfer and Dividend Disbursing Agent, Nationwide Investor Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays NISI a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NISI is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

Funds of Funds may purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.

Local Fund Shares of the Fund are currently sold only to affiliated Fund of Funds created by NAS. The addresses for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption orders are received from a Fund of Funds or from Nationwide Life Insurance Company or Nationwide Life and Annuity Company by the Trust's transfer agent, NISI. The net asset value per share for the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern
Time), on each business day the exchange is open for regular trading, on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund allocable to such class, deducting liabilities allocable to such class and any other liabilities charged directly to that class, and dividing by the number of shares outstanding in such class .


In determining net asset value, portfolio securities listed on national exchanges are valued at the last price on the principal exchange, or if there is no sale on that day at the quoted bid prices, or if the Securities are traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the last quoted sale price, or if there is no sale, the quoted bid price; all prices are obtained from an independent pricing organization. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of NAS are valued at fair value in accordance with procedures adopted by the Board of Trustees.


The Trust may suspend the right of redemption only under the following unusual circumstances:

- when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

- when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

- during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholder.



NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly. Net realized capital gains, of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION


DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust and you have an interest only in the assets of the fund which you own. Shares of the Fund are offered in three separate classes. Shares of a particular class are equal in all respects to the other shares of that class. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. In the event of liquidation of a fund, shares of the same class will share in the distribution of the net assets of such fund with all other shares of that class based on the relative net asset value of each class. All shares are without par value, and when issued and paid for, are fully paid and nonassessable by the Trust.

VOTING RIGHTS - Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any proportional share held. An annual or special meeting of shareholders to conduct necessary business is not required in the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

The Trust has represented to the commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.



PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five and ten year periods, or the life of the Fund if less. Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause each fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute or substantially all, of its taxable net investment income and capital gains to shareholders; therefore it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because each portfolio or series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of the

Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS

Sale of Fund Shares                                                        2
Summary of Expenses                                                        2
Financial Highlights                                                       3
Investment Objective and Policies                                          4
Management of the Fund                                                     6
Investment Techniques, Considerations and Risk Factors                     6
Management of the Trust                                                    8
Investment in Fund Shares                                                 11
Share Redemption                                                          11
Net Income and Distributions                                              12
Additional Information                                                    12
Performance Advertising for the Fund                                      13
Tax Status                                                                13


INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

PART B:
              STATEMENT OF ADDITIONAL INFORMATION DECEMBER 21, 1998

NATIONWIDE INVESTING FOUNDATION III
LOCAL FUND SHARES
NATIONWIDE S&P 500 INDEX FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus for the Local Fund Shares of the Nationwide S&P 500 Index Fund and should be read in conjunction with the prospectus dated December 21,1998. The prospectuses for all three classes of the S&P 500 Index Fund may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                             1
Investment Objectives and Policies                                          1
Investment Restrictions                                                     9
Trustees and Officers of the Trust                                         11
Investment Advisory and Other Services                                     13
Brokerage Allocation                                                       19
Calculating Yield and Total Return                                         19
Nonstandard Returns                                                        19
Additional Information                                                     20
Additional General Tax Information                                         20
Major Shareholders                                                         23
Financial Statements                                                       24

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation III (NIF III) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective is fundamental and may not be changed without shareholder approval. The investment policy and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

-- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation;

     -- repurchase agreements;

     -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States

     (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectuses, NAS or a Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts, but primarily stock index futures, to hedge the Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon NAS's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because NAS or the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of the Fund's derivative instruments, see "Additional General Tax Information".

         Options. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, the Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose the Fund to certain risks. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. The Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


         Futures Contracts. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when NAS or a Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


SPDRS

The Fund may invest in Standard & Poor's Depository Receipts ("SPDRS"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.


INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund.

THE FUND:

     - May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     - May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     - May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

     - May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

     - May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

     - May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

In addition, the Fund may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 62
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

CHARLES L. FUELLGRAF, JR., Trustee*+, Age 67
600 South Washington Street, Butler, Pennsylvania
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W. WEIHL, Trustee+, Age 66
14282 King Road, Bowling Green, Ohio
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia

Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is Counsel of Druen, Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. NAS reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

COMPENSATION TABLE
                                                                           PENSION
                                                                         RETIREMENT
                                                      AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                                    COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                                         FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                              THE TRUST           EXPENSES         RETIREMENT         COMPLEX**

John C. Bryant, Trustee                                $ 10,000             --0--              --0--          $21,000
C. Brent DeVore,  Trustee                                10,000             --0--              --0--           12,250
Sue A. Doody, Trustee                                    10,000             --0--              --0--           21,000
Robert M Duncan,  Trustee                                10,000             --0--              --0--           21,000
Charles L. Fuellgraf, Jr, Trustee                        10,000             --0--              --0--           10,000
Thomas J. Kerr, IV,  Trustee                             10,000             --0--              --0--           21,000
Douglas F. Kridler, Trustee                              10,000             --0--              --0--           21,000
Dimon R. McFerson, Trustee                               --0--              --0--              --0--            --0--
Nancy C. Thomas,  Trustee                                10,000             --0--              --0--           10,000
Harold W. Weihl,  Trustee                                10,000             --0--              --0--           10,000
David C. Wetmore, Trustee                                10,000             --0--              --0--           12,250

**The Fund Complex includes Trusts comprised of thirty four investment company portfolios.


INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 1, 1998, NAS oversees the investment of the assets for the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The S&P 500 Index Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets for investment advisory services.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

For services provided under the Investment Management Agreement, NAS receives an annual fee paid monthly based on average daily net assets of each fund in the Nationwide Family of Funds according to the following schedule:

                 FUND                                  ASSETS                                   FEE

Nationwide Mid Cap Growth Fund,           $0 up to $250 million                                0.60%
Nationwide Growth Fund, and
Nationwide Fund
                                          $250 million up to $1 billion                        0.575%
                                          $1 billion up to $2 billion                          0.55%
                                          $2 billion up to $5 billion                          0.525%
                                          $5 Billion and more                                  0.50%

Nationwide Bond Fund,                     $0 up to $250 million                                0.50%
Nationwide Tax-Free Income Fund,
Nationwide Long-Term U.S. Government
Bond Fund, and Nationwide
Intermediate U.S. Government Bond Fund

                                          $250 million up to $1 billion                        0.475%
                                          $1 billion up to $2 billion                          0.45%
                                          $2 billion up to $5 billion                          0.425%
                                          $5 Billion and more                                  0.40%
Nationwide Money Market Fund              $0 up to $1 billion                                  0.40%
                                          $1 billion up to $2 billion                          0.38%
                                          $2 billion up to $5 billion                          0.36%
                                          $5 billion and more                                  0.34%

Nationwide S&P 500 Index Fund             all assets                                           0.13%

Large Cap Value                           up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Large Cap Growth                          up to $150 million                                   0.80%
                                          $150 million or more                                 0.70%

Balanced                                  up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Small Cap                                 up to $100 million                                   0.95%


   FUND                                        ASSETS                                           FEE
                                          $100 million or more                                 0.80%

International                             up to $200 million                                   0.85%
                                          $200 million or more                                 0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:

                                                          FISCAL YEARS ENDED OCTOBER 31,

      NATIONWIDE FUND
                                          1998                         1997                         1996

Mid Cap Growth                           $61,706                      $63,883                       $54,053
Growth                                 4,894,110                    3,750,599                     3,212,196
Nationwide Fund                        9,977,231                    5,938,011                     4,425,921
Bond                                     647,809                      629,068                       663,545
Tax-Free                               1,505,626                    1,810,070                     1,855,962
Long-Term U.S. Government                254,928                      343,259                       414,415
Intermediate U.S. Government             266,473                      256,016                       255,149
Money Market**                         3,857,898                    3,519,727                     2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS waived advisory fees for the S&P 500 Index Fund in the amount of $7,315.

The Subadviser - Subject to the supervision of the Adviser and the Trust's Board of Trustees, The Dreyfus Corporation manages the S&P 500 Index Fund's assets in accordance with such Fund's investment objective and policies. The Subadviser shall make investment decisions for the S&P 500 Index Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on the first $250 million in assets
         .06% on the next $250 million in assets
         .05% on the next $500 million in assets
         .04% over $1 billion in assets.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS paid $3,939 in fees to the Subadviser.

Below is a brief description of the Subadviser.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23,

1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

DISTRIBUTOR

NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee not exceeding .07% of the average daily net assets of the Local Fund Shares of the Nationwide S&P 500 Index Fund to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS received $3,939 in 12b-1 fees from the Fund.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees on November 7, 1997 and amended and approved by the Board of Trustees on May 8, 1998, September 1 1998 and November 6, 1998. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interest of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

The Fund has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.(1)

(2) Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

OTHER SERVICES FOR THE FUND

Under a separate Fund Administration Agreement dated May 9, 1998 as amended November 2, 1998, NAS also provides various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services the Fund pays NAS an annual fee in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS received $2,814 in administrative fees from the Fund


Nationwide Investors Services, Inc. ("NISI") is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, a wholly-owned subsidiary of NAS will receive fees for transfer agent services to the Fund in the amount of
 .01% annually of average daily net assets of the S&P 500 Index Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services. During the period from July 24, 1998 (date of commencement of operations) through October 31 1998, NISI received $563 in transfer agent fees from the Fund.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by NAS to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgment of NAS or the Subadviser, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and NAS believe that these services and information, which in many cases would be otherwise unavailable to NAS, are of significant value to NAS, but it is not possible to place an exact dollar value thereon. NAS does not believe that the receipt of such services and information tends to reduce materially NAS' expense.

During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, the Fund paid brokerage commissions in the amount of $8,386.

In the case of securities traded in the over-the-counter market, the Fund will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

CALCULATING YIELD AND TOTAL RETURN

The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if the Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns, the current maximum applicable sales charge is deducted from the initial investment. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The Fund's average annual total return for the period from July 24, 1998 (date of commencement of operations) through October 31, 1998 was (3.08%).

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. Upon liquidation of a portfolio or series, its shareholders are entitled to share pro rata in the net assets of such portfolio or series available for distribution to shareholders.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fourteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

As of October 31, 1998 Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled or held power to vote all of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        NATIONWIDE(R) S&P 500 INDEX FUND
                               LOCAL FUND SHARES

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        NATIONWIDE(R) S&P 500 INDEX FUND
                               LOCAL FUND SHARES
                                 ANNUAL REPORT
                                OCTOBER 31, 1998

                               TABLE OF CONTENTS

Independent Auditors' Report................................    1
Statement of Investments....................................    2

Statement of Assets and Liabilities.........................    9
Statement of Operations.....................................   10
Statement of Changes in Net Assets..........................   11
Financial Highlights........................................   12
Notes to Financial Statements...............................   13

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
  Nationwide Investing Foundation III:

We have audited the accompanying statement of assets and liabilities of the Nationwide Investing Foundation III -- Nationwide S&P 500 Index Fund (the Fund), including the statement of investments, as of October 31, 1998, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from July 24, 1998 (commencement of operations) through October 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1998, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nationwide Investing Foundation III -- Nationwide S&P 500 Index Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 24, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
November 20, 1998

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               1

                        NATIONWIDE(R) S&P 500 INDEX FUND

                  STATEMENT OF INVESTMENTS -- OCTOBER 31, 1998

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         COMMON STOCK -- AFFILIATED (0.2%)
         FINANCIAL -- BANKS
  700    Mellon Bank Corp.                  $   42,087
                                            ==========
         TOTAL COMMON STOCK -- AFFILIATED
         (cost $42,875)
         COMMON STOCK -- UNAFFILIATED (99.5%)
         AEROSPACE (1.1%)
  100    Aeroquip-Vickers, Inc.                  3,150
2,600    Boeing Co. (The)                       97,500
  300    General Dynamics Corp.                 17,756
  200    Goodrich (B.F.) Co.                     7,200
  500    Lockheed Martin Corp.                  55,687
  600    United Technologies Corp.              57,150
                                            ----------
                                               238,443
                                            ----------
         AIRLINES (0.5%)
  500    AMR Corp.*                             33,500
  200    Delta Air Lines, Inc.                  21,112
  400    Federal Express Corp.*                 21,025
  750    Southwest Airlines                     15,891
  200    U.S. Airways Group, Inc.*              11,312
                                            ----------
                                               102,840
                                            ----------
         ALUMINUM (0.3%)
  500    Alcan Aluminum Ltd.                    12,656
  500    Aluminum Co. of America                39,625
  200    Reynolds Metals Co.                    11,987
                                            ----------
                                                64,268
                                            ----------
         APPAREL (0.2%)
  200    Fruit of the Loom, Inc.*                3,050
  100    Liz Claiborne, Inc.                     2,937
  700    Nike, Inc. Class B                     30,581
  100    Reebok International Ltd.*              1,662
  100    Russell Corp.                           2,456
  300    V F Corp.                              12,544
                                            ----------
                                                53,230
                                            ----------
         BEVERAGES (2.6%)
6,200    Coca-Cola Co.                         419,275
1,000    Coca-Cola Enterprises, Inc.            36,062
3,700    PepsiCo, Inc.                         124,875
                                            ----------
                                               580,212
                                            ----------
         BEVERAGES -- OTHER (0.6%)
  100    Adolph Coors Co. Class B                5,000
1,200    Anheuser-Busch Cos., Inc.              71,325
  200    Brown-Forman Corp. Class B             13,587
  400    Fortune Brands, Inc.                   13,225
  900    Seagram Co. Ltd.                       29,587
                                            ----------
                                               132,724
                                            ----------

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         BUSINESS MACHINERY (6.4%)
1,100    3COM Corp.*                        $   39,669
  300    Apple Computer, Inc.*                  11,137
  300    Cabletron System, Inc.*                 3,412
3,850    Cisco Systems, Inc.*                  242,550
4,100    Compaq Computer Corp.*                129,662
  100    Data General Corp.*                     1,700
3,200    Dell Computer Corp.*                  209,600
1,200    EMC Corp.*                             77,250
  400    Gateway 2000, Inc.*                    22,325
2,600    Hewlett-Packard Co.*                  156,487
  300    IKON Office Solutions, Inc.             2,831
2,300    International Business Machines
         Corp.                                 341,406
  700    Pitney Bowes, Inc.                     38,544
  500    Seagate Technology*                    13,187
  400    Silicon Graphics, Inc.*                 4,500
  900    Sun Microsystems, Inc.*                52,425
  800    Xerox Corp.                            77,500
                                            ----------
                                             1,424,185
                                            ----------
         CAPITAL GOODS (5.7%)
  800    Applied Materials, Inc.*               27,750
  100    Briggs & Stratton                       4,700
  200    Case Corp.                              4,400
  900    Caterpillar, Inc.                      40,500
  150    Crane Co.                               4,322
  100    Cummins Engine, Inc.                    3,412
  800    Deere & Co.                            28,300
  500    Dover Corp.                            15,875
  200    Eaton Corp.                            13,537
1,100    Emerson Electric Co.                   72,600
8,100    General Electric Co.                  708,750
  400    Genuine Parts Co.                      12,600
  200    Grainger (W.W.), Inc.                   9,212
  100    Harnischfeger Industries, Inc.            944
  600    Illinois Tool Works, Inc.              38,475
  400    Ingersoll-Rand Co.                     20,200
  300    ITT Industries, Inc.                   10,725
  100    McDermott International, Inc.           2,931
  100    Milacron, Inc.                          1,937
  100    Millipore Corp.                         2,462
1,000    Minnesota Mining & Manufacturing
         Co.                                    80,000
  300    Pall Corp.                              7,575
  300    Parker-Hannifin Corp.                  10,725
  100    Perkin-Elmer Corp. (The)                8,431
  100    Snap-on, Inc.                           3,544
  200    Stanley Works (The)                     6,000
  400    Textron, Inc.                          29,750
  300    Thermo Electron Corp.*                  5,981
  100    Timken Co. (The)                        1,781
1,652    Tyco International Ltd.               102,321
                                            ----------
                                             1,279,740
                                            ----------
         CHEMICALS (2.0%)
  600    Air Products & Chemicals, Inc.         22,650
1,500    Allied-Signal, Inc.                    58,406
  300    Avery Dennison Corp.                   12,431

 2              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         CHEMICALS (CONTINUED)
  600    Dow Chemical Co.                   $   56,175
2,800    Du Pont (E.I.) De Nemours & Co.       161,000
  200    Eastman Chemical Co.                   11,750
  300    Engelhard Corp.                         6,300
  100    FMC Corp.*                              5,106
  100    Great Lakes Chemical Corp.              4,163
  200    Hercules, Inc.                          6,663
  300    Morton International, Inc.              7,463
  100    Nalco Chemical Co.                      3,094
  800    Occidental Petroleum Corp.             15,900
  400    PPG Industries, Inc.                   22,875
  400    Praxair, Inc.                          16,100
  600    Rohm & Haas Co.                        20,250
  200    Sigma-Aldrich Corp.                     6,181
  300    Union Carbide Corp.                    11,550
  200    W.R. Grace & Co.*                       3,475
                                            ----------
                                               451,532
                                            ----------
         CONSTRUCTION & BUILDING PRODUCTS (0.3%)
  100    Armstrong World Industries, Inc.        6,200
  100    Centex Corp.                            3,350
  200    Fluor Corp.                             7,762
  100    Foster Wheeler Corp.                    1,587
  100    Kaufman & Broad Home Corp.              2,856
1,000    Masco Corp.                            28,187
  100    Owens Corning                           3,631
  400    Sherwin Williams Co.                   10,075
                                            ----------
                                                63,648
                                            ----------
         CONSUMER DURABLE (0.1%)
  200    Black & Decker Corp.                   10,337
  200    Maytag Corp.                            9,887
  200    Whirlpool Corp.                        10,250
                                            ----------
                                                30,474
                                            ----------
         CONSUMER -- NON CYCLICAL (3.1%)
  700    Avon Products, Inc.                    27,781
  300    Clorox Co.                             32,775
  700    Colgate-Palmolive Co.                  61,862
  300    Ecolab, Inc.                            8,962
2,800    Gillette Co. (The)                    125,825
  300    International Flavor and
         Fragrances                             11,231
1,500    Kimberly Clark Corp.                   72,375
  100    National Service Industries, Inc.       3,587
  400    Newell Co.                             17,600
3,400    Procter & Gamble Co.                  302,175
  700    Ralston-Ralston Purina Group           23,362
  300    Rubbermaid, Inc.                        9,956
  100    Tupperware Corp.                        1,556
                                            ----------
                                               699,047
                                            ----------
         CONTAINERS (0.3%)
  100    Ball Corp.                              4,219
  100    Bemis, Inc.                             3,712
  300    Crown Cork & Seal Co., Inc.             9,562

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         CONTAINERS (CONTINUED)
  400    Owens-Illinois, Inc.*              $   12,225
  200    Sealed Air Corp.*                       7,087
  200    Stone Container Corp.*                  1,912
  100    Temple-Inland, Inc.                     4,856
  400    Tenneco, Inc.                          12,150
                                            ----------
                                                55,723
                                            ----------
         DRUGS (11.1%)
3,900    Abbott Laboratories                   183,056
  200    Allergan, Inc.                         12,487
  200    Alza Corp.*                             9,575
3,300    American Home Products Corp.          160,875
  600    Amgen, Inc.                            47,137
2,500    Bristol-Meyers Squibb Co.             276,406
  400    Cardinal Health, Inc.                  37,825
2,800    Eli Lilly & Co.                       226,625
3,400    Johnson & Johnson Co.                 277,100
3,000    Merck & Co., Inc.                     405,750
1,600    Monsanto Co.                           65,000
3,300    Pfizer, Inc.                          354,131
1,300    Pharmacia & Upjohn, Inc.               68,819
1,800    Schering-Plough Corp.                 185,175
2,000    Warner-Lambert Co.                    156,750
                                            ----------
                                             2,466,711
                                            ----------
         ELECTRONICS (3.7%)
  300    Advanced Micro Devices, Inc.*           6,769
  500    AMP, Inc.                              20,531
  200    Andrew Corp.*                           3,275
  300    Cooper Industries, Inc.                13,237
  200    Harris Corp.                            7,012
  300    Honeywell, Inc.                        23,962
4,200    Intel Corp.                           374,587
  200    KLA Instruments Corp.*                  7,375
  300    LSI Logic Corp.*                        4,537
  500    Micron Technolgy, Inc.*                19,000
1,600    Motorola, Inc.                         83,200
  400    National Semiconductor*                 5,075
1,700    Northern Telecom Ltd.                  72,781
  200    Northrop Grumman Corp.                 15,950
  200    Raychem Corp.                           6,112
  800    Raytheon Co. Class B                   46,450
  500    Rockwell International Corp.           20,531
  200    Scientific-Atlanta, Inc.                2,987
  100    Tektronix, Inc.                         1,787
  500    Tellabs, Inc.*                         27,500
1,000    Texas Instruments, Inc.                63,937
  100    Thomas & Betts Corp.                    4,469
                                            ----------
                                               831,064
                                            ----------
         FINANCIAL -- BANKS (6.7%)
2,934    Banc One Corp.                        143,399
1,800    Bank of New York Co., Inc.             56,812
4,323    BankAmerica Corp.                     248,302
  700    BankBoston Corp.                       25,769

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               3

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         FINANCIAL -- BANKS (CONTINUED)
  200    Bankers Trust Corp.                $   12,562
  700    BB&T Corp.                             24,981
2,100    Chase Manhattan Corp.                 119,306
  400    Comerica, Inc.                         25,800
  700    Fifth Third Bancorp                    46,375
2,500    First Union Corp.                     145,000
1,400    Fleet Financial Group, Inc.            55,912
  500    Huntington Bancshares, Inc.            14,375
1,300    Keycorp                                39,406
  400    Mercantile Bancorp, Inc.               18,275
  800    National City Corp.                    51,450
  300    Northern Trust Corp.                   22,125
1,900    Norwest Corp.                          70,656
  800    PNC Bank Corp.                         40,000
  600    Regions Financial Corp.                22,200
  300    Republic New York Corp.                12,544
  400    State Street Corp.                     24,950
  400    Summit Bancorp                         15,175
  500    Suntrust Banks, Inc.                   34,844
  600    Synovus Financial Corp.                13,913
  300    Union Planters Corp.                   13,931
1,900    US Bancorp Class A                     69,350
  500    Wachovia Corp.                         45,437
  200    Wells Fargo & Co.                      74,000
                                            ----------
                                             1,486,849
                                            ----------
         FINANCIAL -- MISCELLANEOUS (4.4%)
1,100    American Express Co.                   97,212
  900    Associates First Capital Corp.         63,450
  300    Bear Stearns Cos., Inc.                10,706
  200    Capital One Financial Corp.            20,350
  700    Charles Schwab Corp. (The)             33,556
5,750    Citigroup, Inc.                       270,609
  600    Franklin Resources, Inc.               22,688
  100    Golden West Financial Corp.             9,069
1,200    Household International                43,875
  300    Lehman Brothers Holding                11,381
1,850    MBNA Corp.                             42,203
  900    Merrill Lynch & Co., Inc.              53,325
  400    Morgan (J. P.) & Co., Inc.             37,700
1,500    Morgan Stanley Dean Witter,
         Discover, & Co.                        97,125
  900    S&P 500 Depository Receipt*            99,113
  400    Student Loan Market Association        16,025
1,504    Washington Mutual, Inc.                56,306
                                            ----------
                                               984,693
                                            ----------
         FOOD (2.5%)
1,575    Archer-Daniels-Midland Co.             26,283
  700    BestFoods                              38,150
1,100    Campbell Soup Co.                      58,644
1,100    ConAgra, Inc.                          33,481
  400    General Mills                          29,400
  900    Heinz (H.J.) Co.                       52,313
  400    Hershey Foods Corp.                    27,125
1,000    Kellogg Co.                            33,000

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         FOOD (CONTINUED)
  500    Pioneer Hi Bred International,
         Inc.                               $   14,000
  300    Quaker Oats Co.                        17,719
  800    RJR Nabisco Holding Corp.              22,850
1,200    Sara Lee Corp.                         71,625
1,600    Unilever N.V.                         120,400
  300    Wrigley (Wm.) Jr. Co.                  24,281
                                            ----------
                                               569,271
                                            ----------
         FOOD -- RETAIL (0.6%)
  600    Albertson's, Inc.                      33,338
  600    American Stores Co.                    19,538
  100    Great Atlantic & Pacific Tea Co.,
         Inc. (The)                              2,350
  600    Kroger Co.*                            33,300
  500    Supervalu, Inc.                        12,000
1,000    Sysco Corp.                            26,938
  400    Winn-Dixie Stores, Inc.                13,575
                                            ----------
                                               141,039
                                            ----------
         GOLD (0.2%)
  800    Barrick Gold Corp.                     17,100
  500    Battle Mountain Gold Co.                2,719
  400    Freeport-McMoran Copper & Gold,
         Inc.                                    4,925
  500    Homestake Mining                        5,938
  300    Newmont Mining Corp.                    6,375
  500    Placer Dome, Inc.                       7,875
                                            ----------
                                                44,932
                                            ----------
         HEALTHCARE (1.5%)
  100    Bard (C.R.), Inc.                       4,269
  100    Bausch & Lomb, Inc.                     4,169
  700    Baxter International, Inc.             41,956
  600    Becton, Dickinson and Co.              25,275
  300    Biomet, Inc.                           10,181
  500    Boston Scientific, Inc.*               27,219
1,700    Columbia/HCA Healthcare Corp.          35,700
  400    Guidant Corp.                          30,600
  300    HCR Manor Care, Inc.                    9,750
1,100    HealthSouth Corp.*                     13,338
  400    Humana, Inc.*                           7,575
  200    Mallinckrodt, Inc.                      5,700
1,200    Medtronic, Inc.                        78,000
  200    St. Jude Medical, Inc.*                 5,650
  700    Tenet Healthcare Corp.*                19,556
  500    United HealthCare Corp.                21,781
                                            ----------
                                               340,719
                                            ----------
         HOTELS -- RESTAURANTS (0.8%)
  300    Darden Restaurants, Inc.                4,950
  200    Harrah's Entertainment*, Inc.           2,825
  700    Hilton Hotels Corp.                    14,044
  600    Marriott International, Inc.
         Class A                                16,125
1,700    McDonald's Corp. Class A              113,688
  400    Mirage Resorts, Inc.*                   6,775

 4              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         HOTELS -- RESTAURANTS (CONTINUED)
  400    Tricon Global Restaurants, Inc.*   $   17,400
  300    Wendy's International, Inc.             6,300
                                            ----------
                                               182,107
                                            ----------
         INSURANCE (2.7%)
2,100    Allstate Corp.                         90,431
2,650    American International Group,
         Inc.                                  225,913
  400    AON Corp.                              24,800
  400    Chubb Corp.                            24,600
  400    Cincinnati Financial Corp.             14,925
  200    General Re Corp.                       43,938
  600    Hartford Financial Services Group      31,875
  300    Loews Corp.                            28,181
  200    MBIA, Inc.                             12,225
  300    MGIC Investment Corp.                  11,700
  200    Progressive Corp.                      29,450
  400    Provident Cos., Inc.                   11,625
  400    SAFECO Corp.                           17,325
  600    St. Paul Cos., Inc.                    19,875
  300    UNUM Corp.                             13,331
                                            ----------
                                               600,194
                                            ----------
         INSURANCE -- LIFE (1.2%)
  400    Aetna, Inc.                            29,850
  600    American General Corp.                 41,100
  500    CIGNA Corp.                            36,469
  800    Conseco, Inc.                          27,750
  300    Jefferson-Pilot Corp.                  18,225
  300    Lincoln National Corp.                 22,763
  200    Providian Corp.                        15,875
  500    SunAmerica, Inc.                       35,250
  400    Torchmark Corp.                        17,500
  200    Transamerica Corp.                     20,800
                                            ----------
                                               265,582
                                            ----------
         LEISURE PRODUCTS (0.2%)
  200    Brunswick Corp.                         3,888
  300    Hasbro, Inc.                           10,519
  900    Mattel, Inc.                           32,288
                                            ----------
                                                46,695
                                            ----------
         MEDIA (2.7%)
1,900    CBS Corp.                              53,081
  600    Clear Channel Communications,
         Inc.*                                  27,338
  900    Comcast Corp. Class A                  44,438
  300    General Instrument Corp.*               7,706
  200    King World Productions, Inc.*           5,250
1,600    MediaOne Group, Inc.                   67,700
1,300    Tele-Communications, Inc. Class
         A*                                     54,763
1,500    Time Warner, Inc.                     139,219
  300    Tribune Co.                            17,288
  900    Viacom, Inc. Class B*                  53,888
5,000    Walt Disney Co. (The)                 134,688
                                            ----------
                                               605,359
                                            ----------

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         METALS (0.1%)
  100    Asarco, Inc.                       $    2,144
  200    Cyprus Amax Minerals Co.                2,488
  400    Inco Ltd.                               4,275
  100    Phelps Dodge Corp.                      5,763
                                            ----------
                                                14,670
                                            ----------
         MORTGAGE -- ASSET BACKED OBLIGATIONS (1.3%)
  300    Countrywide Credit Industries,
         Inc.                                   12,956
2,600    Fannie Mae                            184,113
1,700    Federal Home Loan Mortgage Corp.       97,750
                                            ----------
                                               294,819
                                            ----------
         MOTOR VEHICLES (1.8%)
1,700    Chrysler Corp.                         81,813
  400    Dana Corp.                             16,725
  100    Fleetwood Enterprises, Inc.             3,225
3,000    Ford Motor Co.                        162,750
1,600    General Motors Corp.                  100,900
  200    Johnson Controls, Inc.                 11,250
  200    Navistar International Corp.*           4,175
  200    PACCAR, Inc.                            8,725
  300    TRW, Inc.                              17,081
                                            ----------
                                               406,644
                                            ----------
         NATURAL GAS (0.6%)
  200    Columbia Energy Group                  11,575
  200    Consolidated Natural Gas Co.           10,563
  100    Eastern Enterprises                     4,106
  800    Enron Corp.                            42,200
  100    NICOR, Inc.                             4,238
  100    ONEOK, Inc.                             3,425
  100    People's Energy Corp.                   3,688
  500    Sempra Energy                          13,000
1,100    Williams Cos. (The)                    30,181
                                            ----------
                                               122,976
                                            ----------
         OIL -- DOMESTIC (0.6%)
  300    Anadarko Petroleum Corp.               10,163
  200    Apache Corp.                            5,663
  800    Atlantic Richfield Co.                 55,100
  400    Burlington Resources, Inc.             16,475
  100    Kerr-Mcgee Corp.                        3,988
  100    Pennzoil Co.                            3,588
  600    Phillips Petroleum Co.                 25,950
  200    Sonat, Inc.                             6,063
  500    Union Pacific Resources Group,
         Inc.                                    6,500
                                            ----------
                                               133,490
                                            ----------
         OIL -- INTERNATIONAL (3.7%)
1,600    Chevron Corp.                         130,400
6,100    Exxon Corp.                           434,625
2,000    Mobil Corp.                           151,375
  200    ORYX Energy Co.*                        2,800

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               5

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         OIL -- INTERNATIONAL (CONTINUED)
1,300    Texaco, Inc.                       $   77,106
  600    Unocal Corp.                           20,363
                                            ----------
                                               816,669
                                            ----------
         OIL -- RESEARCH & DEVELOPMENT (2.1%)
  200    Amerada Hess Corp.                     11,050
2,400    Amoco Corp.                           134,700
  200    Ashland, Inc.                           9,625
  500    Coastal Corp. (The)                    17,625
5,400    Royal Dutch Petroleum Co.             265,950
  200    Sun Co., Inc.                           6,863
  700    USX -- Marathon Group                  22,881
                                            ----------
                                               468,694
                                            ----------
         OIL -- SERVICES (0.6%)
  670    Baker Hughes, Inc.                     14,782
1,100    Halliburton Co.                        39,531
  100    Helmerich & Payne                       2,381
  200    Rowan Cos.*                             2,913
1,400    Schlumberger Ltd.                      73,500
                                            ----------
                                               133,107
                                            ----------
         PAPER & FOREST PRODUCTS (0.6%)
  100    Boise Cascade Corp.                     2,800
  200    Champion International Corp.            6,388
  600    Fort James Corp.                       24,188
  200    Georgia Pacific Corp.                  10,350
  800    International Paper Co.                37,150
  200    Louisiana-Pacific Corp.                 3,550
  300    Mead Corp.                              9,488
  100    Potlatch Corp.                          3,650
  200    Union Camp Corp.                        8,600
  200    Westvaco Corp.                          4,925
  500    Weyerhauser Co.                        23,406
  200    Willamette Industries, Inc.             6,200
                                            ----------
                                               140,695
                                            ----------
         PHOTOGRAPHIC (0.3%)
  800    Eastman Kodak Co.                      62,000
  100    Polaroid Corp.                          2,656
                                            ----------
                                                64,656
                                            ----------
         POLLUTION CONTROL (0.4%)
  400    Browning Ferris Industries             14,175
1,400    Waste Management, Inc.                 63,175
                                            ----------
                                                77,350
                                            ----------
         PRINTING & PUBLISHING (0.7%)
  200    American Greetings Corp. Class A        8,025
  200    Dow Jones & Co., Inc.                   9,163
  700    Gannett Co., Inc.                      43,313
  200    Harcourt General, Inc.                  9,738
  100    Jostens, Inc.                           2,256
  200    Knight-Ridder, Inc.                    10,188

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         PRINTING & PUBLISHING (CONTINUED)
  300    McGraw-Hill Cos., Inc.             $   26,981
  100    Meredith Corp.                          3,700
  200    Moore Corp. Ltd.                        2,263
  400    New York Times Co. Class A             11,300
  300    R. R. Donnelley & Sons Co.             12,938
  200    Times Mirror Co. (The)                 11,088
                                            ----------
                                               150,953
                                            ----------
         RAILROADS (0.6%)
1,200    Burlington Northern Santa Fe
         Corp.                                  37,050
  500    CSX Corp.                              19,625
1,000    Laidlaw, Inc.                           9,438
1,100    Norfolk Southern Corp.                 36,231
  600    Union Pacific Corp.                    28,575
                                            ----------
                                               130,919
                                            ----------
         REAL ESTATE (0.0%)
  100    Pulte Corp.                             2,575
                                            ----------
         RETAIL (5.2%)
  300    Autozone, Inc.*                         7,894
  300    Circuit City Stores -- Circuit
         City Group                             10,856
  200    Consolidated Stores Corp.*              3,288
  500    Costco Cos., Inc.*                     28,375
1,100    CVS Corp.                              50,256
1,100    Dayton Hudson Corp.                    46,613
  300    Dillard's, Inc.                         9,319
  375    Dollar General Corp.*                   8,953
  500    Federated Department Stores,
         Inc.*                                  19,219
  400    Fred Meyer, Inc.*                      21,325
1,000    Gap, Inc.                              60,125
3,700    Home Depot, Inc.                      160,950
  600    J. C. Penney Co., Inc.                 28,500
1,100    Kmart Corp.*                           15,538
  400    Kohls Corp.*                           19,125
  500    Limited, Inc. (The)                    12,813
  100    Longs Drug Stores Corp.                 3,906
  900    Lowe's Cos.                            30,319
  600    May Department Stores Co.              36,600
  300    Nordstrom, Inc.                         8,194
  100    Pep Boys -- Manny, Moe & Jack
         (The)                                   1,563
  600    Rite Aid Corp.                         23,813
1,000    Sears Roebuck & Co.                    44,938
  700    Staples, Inc.*                         22,838
  300    Tandy Corp.                            14,869
  700    TJX Cos., Inc.                         13,256
  900    Toys 'R' Us, Inc.*                     17,606
  300    Venator Group, Inc.*                    2,531
5,600    Wal-Mart Stores, Inc.                 386,400
1,200    Walgreen Co.                           58,425
                                            ----------
                                             1,168,407
                                            ----------

 6              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         SERVICES (5.8%)
  200    Adobe Systems, Inc.                $    7,425
  100    Autodesk, Inc.                          3,119
  800    Automatic Data Processing, Inc.        62,250
  500    BMC Software, Inc.*                    24,031
2,200    Cendant Corp.*                         25,163
  200    Ceridian Corp.*                        11,475
1,500    Computer Associates
         International, Inc.                    59,063
  400    Computer Science Corp.*                21,100
  200    Deluxe Corp.                            6,475
  400    Dun & Bradstreet Corp.                 11,350
  100    EG&G, Inc.                              2,513
1,300    Electronic Data Systems Corp.          52,894
  400    Equifax, Inc.                          15,475
1,000    First Data Corp.                       26,500
  300    H&R Block, Inc.                        13,444
1,100    HBO & Co.                              28,875
  400    IMS Health, Inc.                       26,600
  300    Interpublic Group Cos., Inc.           17,550
  600    Marsh & McLennan Cos., Inc.            33,300
6,200    Microsoft Corp.*                      656,425
  800    Novell, Inc.*                          11,900
  400    Omnicom Group                          19,775
2,500    Oracle Corp.*                          73,906
  600    Parametric Technology*                  9,975
  400    Paychex, Inc.                          19,900
  500    Peoplesoft, Inc.*                      10,594
  200    Ryder System, Inc.                      4,925
  600    Service Corp. International            21,375
  100    Shared Medical Systems Corp.            4,988
  600    Unisys Corp.*                          15,975
                                            ----------
                                             1,298,340
                                            ----------
         STEEL (0.1%)
  400    Allegheny Teledyne, Inc.                8,225
  200    Armco, Inc.*                              950
  300    Bethlehem Steel Corp.*                  2,700
  200    Nucor Corp.                             9,063
  200    USX-U.S. Steel Group, Inc.              4,650
  200    Worthington Industries, Inc.            2,713
                                            ----------
                                                28,301
                                            ----------
         TELECOMMUNICATIONS (9.2%)
1,400    Airtouch Communications Class A        78,400
  700    Alltel Corp.                           32,769
2,800    Ameritech Corp.                       151,025
  500    Ascend Communications, Inc.*           24,125
4,500    AT&T Corp.                            280,125
3,900    Bell Atlantic Co.                     207,188
2,500    Bellsouth Corp.                       199,531
  600    Corning, Inc.                          21,788
  400    Frontier Corp.                         12,025
2,400    GTE Corp.                             140,850
3,300    Lucent Technologies, Inc.             264,619
4,563    MCI WorldCom, Inc.*                   252,128

------------------------------------------------------
SHARES   SECURITY                                VALUE
------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)
  600    Nextel Communication*              $   10,875
4,900    SBC Communications, Inc.              226,931
1,100    Sprint Corp.                           84,425
1,300    U S West Communications Group          74,588
                                            ----------
                                             2,061,392
                                            ----------
         TIRE & RUBBER (0.1%)
  200    Cooper Tire & Rubber Co.                3,325
  400    Goodyear Tire & Rubber Co.             21,550
                                            ----------
                                                24,875
                                            ----------
         TOBACCO (1.5%)
6,100    Philip Morris Cos., Inc.              311,863
  400    UST, Inc.                              13,600
                                            ----------
                                               325,463
                                            ----------
         UTILITIES -- ELECTRIC (2.7%)
  400    AES Corp.*                             16,375
  300    Ameren Corp.                           11,981
  500    American Electric Power Co., Inc.      24,469
  400    Baltimore Gas and Electric Co.         12,550
  400    Carolina Power & Light Co.             18,350
  500    Central & Southwest Corp.              13,906
  400    Cinergy Corp.                          13,800
  800    Consolidated Edison, Inc.              40,100
  500    Dominion Resources, Inc.               23,094
  400    DTE Energy Corp.                       17,050
  900    Duke Power Co.                         58,219
  800    Edison International                   21,100
  500    Entergy Corp.                          14,375
  500    FirstEnergy Corp.                      15,000
  500    FPL Group, Inc.                        31,281
  300    GPU, Inc.                              12,938
  900    Houston Industries, Inc.               27,956
  400    Niagara Mohawk Power Corp.*             5,850
  300    Northern States Power Co.               8,100
  900    PacificCorp                            17,156
  600    PECO Energy Co.                        23,212
1,100    PG&E Corp.                             33,481
  400    PP&L Resources, Inc.                   10,850
  600    Public Service Enterprise Group,
         Inc.                                   22,800
1,800    Southern Co.                           50,737
  700    Texas Utilities Co.                    30,625
  500    Unicom Corp.                           18,844
                                            ----------
                                               594,199
                                            ----------
         TOTAL COMMON STOCK --UNAFFILIATED  22,200,475
         (cost $22,914,171)                 ==========
         PREFERRED STOCK (0.0%)
         CONSUMER NON DURABLE (0.0%)
  100    Alberto Culver Co. Class B
         (cost $2,833)                           2,656
                                            ----------

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               7

                        NATIONWIDE(R) S&P 500 INDEX FUND

-------------------------------------------------------
PRINCIPAL              SECURITY                VALUE
-------------------------------------------------------
             REPURCHASE AGREEMENT (0.2%)
   $51,000   Fifth Third Bank, 5.30%,
             11/02/98, Collateralized by
             $53,000 FNMA, Pool #406608,
             6.75%, 07/01/24, market value
             $53,000 (cost $51,000)         $    51,000
                                            -----------
             TOTAL INVESTMENTS              $22,296,218
             (cost $23,015,214)             ===========

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $23,018,053.

The abbreviation in the above statement stands for the following:

  FNMA     Federal National Mortgage Association

* Denotes a non-income producing security.

Portfolio holdings represent market value as a percentage of net assets.

See accompanying notes to the financial statements.

 8              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, affiliated, at value (cost
     $42,875)                                                 $    42,087
  Investments in securities, unaffiliated, at value (cost
     $22,921,339)                                              22,203,131
  Repurchase agreement (cost $51,000)                              51,000
  Cash                                                                519
  Receivable from advisor                                          16,272
  Accrued interest and dividends receivable                        22,218
  Prepaid assets                                                   10,890
  Withholding tax reclaim receivable                                  368
                                                              -----------
       Total assets                                            22,346,485
                                                              -----------
LIABILITIES
  Accrued investment management fees                                4,616
  Accrued administrative fees                                       2,814
  Accrued transfer agent fees                                         563
  Accrued distribution fees                                         3,939
  Other accrued expenses                                            9,168
                                                              -----------
       Total liabilities                                           21,100
                                                              -----------
NET ASSETS                                                    $22,325,385
                                                              ===========
NET ASSETS REPRESENTED BY:
  Capital                                                     $23,034,706
  Net unrealized appreciation (depreciation)                     (718,996)
  Accumulated undistributed net realized gain (loss)               (8,935)
  Accumulated undistributed (distributions in excess of) net
     investment income                                             18,610
                                                              -----------
NET ASSETS                                                    $22,325,385
                                                              ===========
Shares outstanding (unlimited number of shares
  authorized)(a)                                                2,311,331
                                                              ===========
NET ASSET VALUE, offering and redemption price per share(a)   $      9.66
                                                              ===========

------------------------------------------------------

(a) Local Fund Shares

See accompanying notes to financial statements.

                  NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               9

                        NATIONWIDE(R) S&P 500 INDEX FUND

                            STATEMENT OF OPERATIONS

               PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
  Dividends                                                     $  87,596
  Interest                                                         19,312
                                                                ---------
     Total income                                                 106,908
                                                                ---------
EXPENSES:
  Investment management fees                                        7,315
  Distribution fees                                                 3,939
  Administrative fees                                               2,814
  Transfer agent fees                                                 563
  Shareholders' reports                                             3,288
  Professional services                                             3,713
  Custodian fees                                                    5,277
  Trustees' fees and expenses                                          50
  Other                                                             9,178
                                                                ---------
     Total expenses before reimbursed expenses                     36,137
     Total reimbursed expenses                                    (16,272)
                                                                ---------
     Net expenses                                                  19,865
                                                                ---------
NET INVESTMENT INCOME                                           $  87,043
                                                                =========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                       $  (8,935)
  Net change in unrealized appreciation (depreciation)           (718,996)
                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (727,931)
                                                                ---------
NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                  $(640,888)
                                                                =========

------------------------------------------------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.

See accompanying notes to financial statements.

 10              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998(a)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                         $    87,043
  Net realized gain (loss) on investments                            (8,935)
  Net change in unrealized appreciation (depreciation) of
     investments                                                   (718,996)
                                                                -----------
     Net decrease in net assets resulting from operations          (640,888)
                                                                -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS OF NET INVESTMENT
  INCOME TO SHAREHOLDERS(b)                                         (68,433)
                                                                -----------
CAPITAL SHARE TRANSACTIONS:(b)
  Net proceeds from sale of shares                               23,141,368
  Net asset value of shares issued to shareholders from
     reinvestment of dividends                                       68,425
  Cost of shares redeemed                                          (275,087)
                                                                -----------
       Increase (decrease) in net assets derived from
        capital share transactions                               22,934,706
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS                            22,225,385
NET ASSETS -- BEGINNING OF PERIOD                                   100,000
                                                                -----------
NET ASSETS -- END OF PERIOD                                     $22,325,385
                                                                ===========
Undistributed net realized gain (loss) on investments
  included in net assets at end of period                       $    (8,935)
                                                                ===========
Undistributed (distributions in excess of) net investment
  income included in net assets at end of period                $    18,610
                                                                ===========
SHARE ACTIVITY:(b)
  Shares sold                                                     2,324,247
  Reinvestment of dividends                                           7,654
  Shares redeemed                                                   (30,570)
                                                                -----------
Net increase (decrease) in number of shares                       2,301,331
                                                                ===========

------------------------------------------------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.

(b) Local Fund Shares.

See accompanying notes to financial statements.

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               11

                        NATIONWIDE(R) S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

                PERIOD FROM JULY 24, 1998 TO OCTOBER 31, 1998(a)
--------------------------------------------------------------------------------

                                                                   LOCAL
                                                                FUND SHARES
                                                                -----------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $ 10.00
  Net investment income                                              0.04
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                 (0.35)
                                                                  -------
       Total from investment operations                             (0.31)
  Dividends from net investment income                              (0.03)
                                                                  -------
       Net increase (decrease) in net asset value                   (0.34)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD                                  $  9.66
                                                                  =======
  Total Return(c)                                                    (3.08)%
  Net Assets, End of Period (000)                                 $22,325
  Ratio of expenses to average net assets(b)                         0.35%
  Ratio of expenses to average net assets*(b)                        0.64%
  Ratio of net investment income to average net assets(b)            1.55%
  Ratio of net investment income to average net assets*(b)           1.26%
  Portfolio turnover(c)                                              3.07%

------------------------------------------------------
*   Ratios calculated as if no expenses were reimbursed
(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.
(b) Annualized
(c) Not annualized

See accompanying notes to financial statements.

 12              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nationwide Investing Foundation III ("NIF III" or the "Trust") is an open-end management investment company. NIF III was created under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997, and is registered under the Investment Company Act of 1940, as amended. The Trust currently has shares registered in fourteen separate portfolios or series, each with its own investment objectives. The accompanying financial statements and financial highlights relate only to the Nationwide S&P 500 Index Fund Local Fund Shares (the "Fund"), a non-diversified portfolio. On December 23, 1997, the Fund was capitalized through a sale of 10,000 Local Fund Shares to Nationwide Advisory Services, Inc. in the amount of $100,000. The Fund commenced operations on July 24, 1998. On November 2, 1998, the Fund began to offer two additional classes of shares, Class R and Class Y.

(a) SECURITY VALUATION

          (1) Securities traded on a national securities exchange are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if no sale price, the quoted bid price as provided by an independent pricing agent. Securities for which reliable market quotations are not available or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser, are valued in accordance with procedures authorized by the Board of Trustees.

          (2) The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization of premium or discount.

(c) FEDERAL INCOME TAXES

The Fund qualified as a regulated investment company under the Internal Revenue Code during the period covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Fund. As of October 31, 1998, the Fund had a net capital loss carryover in the amount of $6,096, which will expire within 8 years. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.

(d) DIVIDENDS TO SHAREHOLDERS

Dividends are paid quarterly and are recorded on the ex-dividend date.

Distributable net realized capital gains are declared and distributed at least annually.

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               13

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in- capital. These reclassifications have no effect upon the net asset value of the Fund.

(e) EXPENSES

General expenses of the Trust, not directly attributable to a specific fund, are allocated to the funds based upon each fund's relative average net assets or an other appropriate basis, as approved by the Board of Trustees. Direct expenses of the Fund are paid by the Fund.

(f) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

Investment advisory services are provided to the Fund by Nationwide Advisory Services, Inc. (NAS), an affiliated company. NAS has selected The Dreyfus Corporation (a wholly-owned subsidiary of Mellon Bank Corporation) to be the subadvisor of the Fund. Under the terms of the investment advisory agreement, NAS earns an annual management fee based on a percentage of the average daily net assets of the Fund. From such fees, and pursuant to the sub-investment advisory agreement, NAS pays subadvisory fees to the subadvisor.

Additional information regarding investment advisory fees for NAS and the subadvisor is as follows for the period ended October 31, 1998:

                                               TOTAL
   AVERAGE DAILY     ADVISORY   SUBADVISORY   ADVISORY    NAS     SUBADVISOR
    NET ASSETS         FEE          FEE         FEES      FEES       FEES
-------------------  --------   -----------   --------   ------   ----------
                                                         $3,376     $3,939
Up to $250 million     0.06%       0.07%        0.13%
Next $250 million      0.07%       0.06%        0.13%
Next $500 million      0.08%       0.05%        0.13%
$1 billion and more    0.09%       0.04%        0.13%

NAS has voluntarily agreed to reimburse expenses of the Fund in order to limit the Fund's operating expenses to no more than 0.35% of the average daily net assets. During the period ended October 31, 1998, NAS voluntarily reimbursed expenses in the amount of $16,272.

 14              NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT

                        NATIONWIDE(R) S&P 500 INDEX FUND

                               LOCAL FUND SHARES

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

NAS or an affiliated broker dealer may also receive fees on the Fund for distribution services pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of the Fund at an annual rate of 0.07%. During the period ended October 31, 1998, the Fund paid distribution fees of $3,939.

A subsidiary of NAS, Nationwide Investors Services, Inc. ("NISI"), acts as Transfer and Dividend Disbursing Agent for the Fund and receives a fee for such services. This fee is based on average daily net assets of the Fund at an annual rate of 0.01%. During the period ended October 31, 1998, the Fund paid transfer agent fees of $563.

Pursuant to the Fund Administration Agreement, NAS also receives fees from the Fund for administrative services, calculated daily and paid monthly according to the following schedule:

                                                                ADMINISTRATION
               AVERAGE DAILY NET ASSETS                 FEE          FEES
               ------------------------                 ----    --------------
Up to $1 billion......................................  0.05%       $2,814
Next $1 billion.......................................  0.04%

3. BANK LOANS

The NIF III Trust has unsecured bank lines of credit of $50,000,000. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required. No borrowings were made during the period.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and short-term securities) for the period ended October 31, 1998, are summarized below. There were no purchases or sales of U.S. Government Obligations.

          SECURITIES
-------------------------------
 PURCHASES              SALES
-----------            --------
$23,584,877            $620,662

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized depreciation at October 31, 1998, based on cost for federal income tax purposes, are the following components:

   GROSS                GROSS             NET UNREALIZED
 UNREALIZED           UNREALIZED           APPRECIATION
APPRECIATION        (DEPRECIATION)        (DEPRECIATION)
------------        --------------        --------------
  $868,212           $(1,590,047)           $(721,835)

                 NATIONWIDE(R) S&P 500 INDEX FUND ANNUAL REPORT               15